UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2015

MDU Resources Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3480	41-0423660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 West Century Avenue P.O. Box 5650 Bismarck, North Dakota 58506-5650 (Address of principal executive offices) (Zip Code) Registrant’s telephone number, including area code: (701) 530-1000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 1, 2015, MDU Resources Group, Inc. (the "Company") issued a press release announcing that Dakota Prairie Refining delivers commercial diesel, and Fidelity Exploration & Production Company marketing process begins. A copy of the press release, which the Company is filing with the Securities and Exchange Commission, is attached as Exhibit 99 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	99	Press release issued June 1, 2015, announcing that Dakota Prairie Refining delivers commercial diesel, and Fidelity Exploration & Production Company marketing process begins.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MDU RESOURCES GROUP, INC.

Date: June 3, 2015	By:	/s/ Nathan W. Ring
Nathan W. Ring
Vice President, Controller and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99	Press release issued June 1, 2015, announcing that Dakota Prairie Refining delivers commercial diesel, and Fidelity Exploration & Production Company marketing process begins.

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